Exhibit 99.1

Orchestra BioMed Corporate Presentation Q3 2023

2 | Corporate Presentation Q2 2023 Forward-Looking Statements This presentation has been prepared for informational purposes only from information supplied by Orchestra BioMed Holdings, Inc., referred to herein as “we,” “our,” “Orchestra BioMed,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Orchestra BioMed makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. Certain statements included in this document that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements relating to the potential safety and efficacy of our product candidates, the timing of our planned pivotal trials, expected market sizes for our product candidates, the ability of our partnerships to accelerate clinical development, and our estimated future financial performance and financial position. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; failure to realize the anticipated benefits of the business combination; risks related to regulatory approval of the Company’s product candidates; the timing of, and the Company’s ability to achieve expected regulatory and business milestones; the impact of competitive products and product candidates; and the risk factors discussed under the heading “Item 1A. Risk Factors” in the Company’s quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 12, 2023 as updated by any risk factors disclosed under the heading “Item 1A. Risk Factors” in the Company’s subsequently filed quarterly reports on Form 10-Q. The Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward-looking statements, which only speak as of the date of this press release. The Company does not plan and undertakes no obligation to update any of the forward-looking statements made herein, except as required by law.

Orchestra BioMed Executive Summary Strong balance sheet and outstanding investors: Strong 3-year multi-center preliminary trial safety and efficacy data Plan to initiate pivotal trial H2 2023 Strategic collaboration Double-digit revenue share Virtue® SAB targets >$3B annual artery disease markets Protected sirolimus delivery, non-coated balloon Partnership-enabled business model designed to: Accelerate innovation to patients Drive strong partner and shareholder value Yield exceptional future profitability Statistically significant double-blind, randomized preliminary trial efficacy data Plan to initiate pivotal trial H2 2023 Strategic collaboration Double-digit revenue share BackBeat CNT™️ targets >$10B annual hypertension markets Firmware upgrade to existing pacemaker 3 | Corporate Presentation Q2 2023

Orchestra BioMed Development Commercialization Shared Benefits Strategic Partners Secure substantial long-term royalties Outsource commercialization Multiple pipeline opportunities Improve patient lives Accelerate development Leverage expertise & resources Enable new growth opportunities Outsource development Minimize P&L dilution Orchestra BioMed’s Partnership-Enabled Model Benefits All 4 | Corporate Presentation Q2 2023

5 | Corporate Presentation Q2 2023 BackBeat CNT in collaboration with in collaboration with Virtue SAB Global market leader in pacemakers: >$1.5B in annual revenues Providing leading device plus clinical & regulatory resources Exclusive global commercial rights for HTN+Pacemaker market $50M equity investment in Orchestra BioMed Right of first negotiation to expand global rights for the treatment of non-pacemaker HTN patients Global leader in interventional cardiology: >$2.5B in annual revenues2 $30M upfront payment and potential future milestones $5M equity investment in Orchestra BioMed Responsible for clinical and regulatory expenses, excluding Virtue ISR-US study, as well as device supply chain and commercialization Positioned to become Terumo’s flagship therapeutic offering Sponsor for BackBeat CNT HTN + Pacemaker global pivotal study $500 - $1,600 per BackBeat CNT-enabled device sold1 under existing reimbursement codes *Total addressable market in 2025 based on company estimates; 1 Amount is based on higher of (1) a fixed dollar amount per device (amount varies materially on a country-by-county basis) or (2) a percentage of sales. 2 Based on Terumo’s consolidated financial results for the fiscal year ended March 31, 2022 Sponsor for Virtue ISR-US pivotal study 10-15% royalty PLUS per unit payments for SirolimusEFR™ Retains rights to Virtue SAB for clinical applications outside of coronary and vascular interventions Role and Revenue Share Role and Revenue Share Strong Collaborations Position Us for Long-term Success

Advancing High-Impact Pipeline 1Plan to leverage existing coronary ISR data to support potential Pivotal Study, although there have only been limited discussions with the FDA or a comparable foreign regulator in this regard. 2Will seek to leverage data from HTN+P pilot and pivotal trials to support clinical and regulatory development for High-Risk HTN indication given that age and other demographic factors of the target population are expected to be similar, the type of hypertension treated will likely be isolated systolic hypertension which is predominant in the HTN+P population, and other co-morbidities are also expected to be common to both target populations. However, there have been no discussions with the FDA or a comparable foreign regulator in this regard. 3Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the stenotic portion (up to 26 mm length) of a stented coronary artery (in-stent restenosis (ISR)) that is 2.25 to 4.0 mm in diameter, for the purpose of improving lumen diameter; 4Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the de novo stenotic portion (up to 26mm in lesion length) of a native coronary artery of 2.0 mm to 2.5 mm in diameter (small coronary arteries), for the purpose of improving lumen diameter; 5Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the stenotic portion (up to 18 mm length) of an infrapopliteal artery (P-3 segment or distal, below the knee, with reference vessel diameter (RVD) 2.25 - 4.0 mm), for the purpose of improving lumen diameter. All references to clinical study initiations for HTN+P, Coronary ISR and Coronary SV indications are based on ongoing interactions with US FDA regarding IDE approvals or Japan PMDA regarding CTN approvals, which are required to start clinical studies. With respect to BackBeat CNT for HTN, Orchestra and Medtronic have had initial interactions with the FDA regarding IDE approval and expect to continue interactions regarding clinical trial design and submission requirements ahead of submitting documentation for approval in the second half of 2023. A pre-CTN discussion with the PMDA is planned for December 2022 with submission for CTN approval anticipated in the second half of 2023. With respect to Virtue SAB for Coronary ISR, Orchestra has been working on IDE approval with the FDA under the breakthrough designation program to define all of the elements necessary for IDE approval and Orchestra expects to complete the agreed upon work and submit documentation for approval in Q1 of 2023. Orchestra and Terumo have had initial interactions with the PMDA and expect to submit for CTN approval for Coronary ISR and SV studies in the second half of 2023. FDA and PMDA responses are expected approximately 30 days following formal submissions; clinical study enrollment is expected to begin approximately 6-8 weeks after regulatory approvals; study enrollment timelines are currently estimated to be 12-18 months for all referenced studies although actual study enrollment timeframes may be longer; final primary endpoint results for all studies are at 12 months from enrollment with the exception of Japan Coronary ISR & SV studies, which are expected to be at 6 months from enrollment. Product Platforms Target Indications Preclinical Clinical Feasibility Clinical Pivotal Partner Study Sponsor BackBeat Cardiac Neuromodulation Therapy (CNT™️) Hypertension (HTN) (pacing patients; HTN+P) High-Risk HTN (non-pacing patients) ROFN CNT - HF Heart Failure Virtue® Sirolimus AngioInfusion™️ Balloon (SAB) Coronary In-Stent Restenosis (ISR) Coronary Small Vessel (SV)1 Below-the-Knee (BTK)1 SirolimusEFR™ / Microporous Balloon Urology, orthopedics, oncology & other FDA Breakthrough3 FDA Breakthrough4 FDA Breakthrough5 6 | Corporate Presentation Q2 2023

Executive Team: | >350 Years of Experience | ~25 Avg Industry Years | >100 Product Approvals | >600 Authored Patents David Hochman Chairman, CEO, Founder Darren R. Sherman President, COO, Director, Founder Andrew Taylor Chief Financial Officer Yuval Mika, Ph.D. GM & CTO, Bioelectronic Therapies George Papandreou, Ph.D. GM & SVP, Focal Therapies Hans-Peter Stoll, M.D., Ph.D. Chief Clinical Officer Bill Little EVP, Corporate Dev. & Strategy Avi Fischer, M.D. SVP, Medical Affairs & Innovation J.C. Simeon SVP, Quality Inessa R. Wheeler VP, Marketing Bob Laughner VP, Regulatory Affairs Stephen A. Zielinski VP, Product Dev., Bioelectronic Therapies Ziv Belsky VP, Research, Bioelectronic Therapies Juan Lorenzo VP, Product Dev., Focal Therapies Highly Accomplished Executive Team & Board Board members Jason Aryeh Pamela Connealy Eric S. Fain, M.D. Eric A. Rose, M.D. Geoffrey W. Smith 7 | Corporate Presentation Q2 2023

BackBeat Cardiac Neuromodulation Therapy™️ (CNT ™) 8 | Corporate Presentation Q2 2023

BackBeat CNT™️ Overview 1Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); 2Kalaras et al. Journal of the American Heart Association. ahajournals.org/doi/10.1161/JAHA.120.020492; 3Burkhoff. MODERATO II Study 2-Year Results TCT 2021;. Definitions: Ambulatory Systolic Blood Pressure (aSBP) and Office Systolic Blood Pressure (oSBP) o Hypertension is the leading global risk factor for death and #1 comorbidity in pacemaker population, affecting over 70% of patients1 o Older population at increased risk for major events & challenges with drug compliance o Additional opportunity to treat high-risk patients not indicated for a pacemaker Unmet Need o Bioelectronic therapy designed to substantially & persistently lower blood pressure o Compatible with standard pacemaker devices & leverages existing treatment paradigm o Compelling clinical data from double-blind randomized study: significant 8.1 mmHg net reduction in 24-Hr aSBP at 6 months & 17.5 mmHg reduction in oSBP at 2 years2,3 Innovation Collaboration with 9 | Corporate Presentation Q2 2023

10 | Corporate Presentation Q2 2023 Large Global Opportunity for Treating Hypertension in Target Populations *Total addressable market in 2025 based on company estimates; 1Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); 2Known and well-characterized population, multiple references available; Definition: Hypertension (HTN) Annual Global Opportunity High Risk HTN ~0.2% of HTN patients 2,400,000 patients >$8 Billion HTN + Pacemaker ~70% of pacemaker patients 750,000 patients >$2 Billion >$10 Billion Potential Annual Global Market Opportunity* >3.1M Addressable HTN Patients High Risk HTN (Non-pacemaker) -Older patients with isolated systolic hypertension (ISH) and comorbidities Medtronic is the global pacemaker leader with >50% of U.S. market share

BackBeat CNT™️ Designed to Substantially and Persistently Lower Blood Pressure Bioelectronic therapy designed to leverage standard dual-chamber pacemaker o Same implant procedure and lead positions o Large trained physician pool that already implant pacemakers o Same target patient population that already need pacemakers o Leverageable existing reimbursement with robust payment opportunity for novel devices with novel capabilities Mechanism of action o Designed to substantially reduce blood pressure by reducing preload through programmed pacing with short AV delays o Designed to maintain reduction by modulating sympathetic tone and reducing afterload through programmed variable pressure patterns Designed to Substantially Lower BP & Maintain Reduction Reducing Preload Lowers BP Modulating Sympathetic Tone & Reducing Afterload Maintains Reduction in BP SBP (mmHg) Time (s) 155 0 50 100. 150 200 250 300 150 145 140 135 130 1 2 11 | Corporate Presentation Q2 2023

MODERATO II Double-Blind, Randomized Results 1Kalaras et al. Journal of the American Heart Association. 2021;10:e020492 ahajournals.org/doi/10.1161/JAHA.120.020492; 2Burkhoff MODERATO II Study 2-Year Results TCT 2021; 324-Hr aSBP Control (n=19),1 control patient could not be measured despite repeat measurement (patient had extremely high blood pressure); Definitions: Major Adverse Cardiac Events (MACE) included death, heart failure, clinically significant arrhythmias (i.e., persistent or increased atrial fibrillation, serious ventricular arrhythmias), myocardial infarction, stroke and renal failure in treatment group calculated per patient, Office Systolic Blood Pressure (oSBP), Ambulatory Systolic Blood Pressure (aSBP) 150 145 140 135 130 125 120 115 110 00:00 01:00 02:00 03:00 04:00 05:00 06:00 07:00 08:00 09:00 10:00 11:00 12:00 13:00 14:00 15:00 16:00 17:00 18:00 19:00 20:00 21:00 22:00 23:00 24-Hr aSBP (mmHg) P < 0.01 for all times of day Pre-activation (n=26) 6 months (n=26) 6 Month Mean Pre-activation Mean Significant Reduction in 24-Hr aSBP and oSBP Significant Reduction in aSBP 24 Hours a Day 1,2 6 Months 24 Months aSBP oSBP 6 Months 0 -5 -10 -15 -20 -11.1 P < 0.001 -12.4 P < 0.001 -0.1 P = 0.94 -17.5 P < 0.01 Δ -12.3 p = 0.02 Δ -8.1 p = 0.01 Δ in BP (mmHg) Control (n=20)3 BackBeat CNT (n=26) -3.1 P =0.17 BackBeat CNT™ showed encouraging results in MODERATO II, a prospective, multi-center, randomized, (BackBeat CNT + Medical Therapy vs. Continued Medical Therapy), double-blind, pilot study of pacemaker patients with persistent hypertension -11.1 mmHg in 24-Hour aSBP at 6 months -17.5 mmHg in oSBP at 2 years 0% MACE vs. 9.5% in control group at 6 months 85% of patients with reduction in aSBP 12 | Corporate Presentation Q2 2023

BackBeat CNT™️ Pivotal Trial Design Current anticipated trial design: Prospective, multi-center, double-blind study investigating the efficacy of BackBeat CNT™ in patients with uncontrolled hypertension (HTN) despite the use of antihypertensive medications, who are indicated for a dual-chamber pacemaker Inclusion and exclusion criteria for enrollment in the BackBeat CNT Pivotal Study will be similar to the criteria used in the MODERATO II study Patients will be randomized 1:1 in a double-blinded manner to either active treatment with BackBeat CNT with continued antihypertensive medications or standard pacing only with continued antihypertensive medications Anticipated primary efficacy and safety endpoints: Efficacy endpoint: Superiority of treatment as compared to control based on mean change in 24-hour aSBP at 3 months post randomization Safety endpoint: Safety assessment will include evaluation of differences in composite cardiovascular adverse events (CCAE) between groups at 12 months Enroll patients across ~80 study sites planned for United States, Europe and, potentially, Japan 13 | Corporate Presentation Q2 2023

Virtue® Sirolimus AngioInfusion™️ Balloon (SAB) 14 | Corporate Presentation Q2 2023

Virtue® SAB Overview 1von Birgelen et al. JACC Vol. 59, No. 15, 2012 April 10, 2012:1350–61; Virtue SAB has received Breakthrough Device Designation for: 2The balloon dilatation of the stenotic portion (up to 26 mm length) of a stented coronary artery (in-stent restenosis (ISR)) that is 2.25 to 4.0 mm in diameter, for the purpose of improving lumen diameter; 3The balloon dilation of the de novo stenotic portion (up to 26mm in lesion length) of a native coronary artery of 2.0 mm to 2.5 mm in diameter (small coronary arteries), for the purpose of improving lumen diameter; 4The balloon dilatation of the stenotic portion (up to 18 mm length) of an infrapopliteal artery (P-3 segment or distal, below the knee, with reference vessel diameter (RVD) 2.25 - 4.0 mm), for the purpose of improving lumen diameter. o Artery disease is the leading cause of death in the U.S. and worldwide o Global paradigm shift toward drug-eluting balloons away from stents for the treatment of coronary indications o Current treatment options are suboptimal and are associated with long-term risks and complications Unmet Need o Highly-differentiated, non-coated drug/device combination product candidate designed to reduce long-term complications by enabling angioplasty with protected delivery of extended release sirolimus o Compelling clinical results in multi-center coronary ISR clinical trial with 3-year follow-up1 o FDA Breakthrough Device Designation received for indications in coronary ISR2 , coronary SV3 and BTK4 Innovation Collaboration with 15 | Corporate Presentation Q2 2023

*Total addressable market in 2025 based on company estimates; Definitions: Coronary Artery Disease (CAD), Peripheral Artery Disease (PAD), In-stent Restenosis (ISR), Small Vessel (SV, ≤2.5mm), High bleeding Risk De Novo (>2.5mm), Below-the-Knee (BTK, Rutherford 3-6, w/out severe comorbidities). Peripheral BTK ~1,250,000 patients >$1.2 Billion Coronary ISR, SV De Novo, High Bleed Risk ~2,000,000 patients >$1.8 Billion >$3 Billion Annual Global CAD & PAD Market Opportunity* Large Opportunity for Novel AngioInfusion Balloon Artery disease is the primary cause of death worldwide >3.2M Addressable CAD & PAD Patients Large mature market with suboptimal treatments for coronary ISR, coronary SV de novo and BTK Designed to leverage existing treatment paradigm & established technologies: sirolimus and balloon angioplasty Annual Global Opportunity 16 | Corporate Presentation Q2 2023

Virtue® SAB Designed to Enable Angioplasty with Protected Sirolimus Delivery while Leaving No Metal Behind AngioInfusion™️ Balloon designed to enable angioplasty with protected drug delivery to dilate vessel, to consistently deliver intended dose and to leave no metal behind 1000 100 10 1 0.1 0.01 0.001 0.0001 Required Therapeutic Concentration > 1ng/mg Lung, liver & kidney below level of assay quantification (0.1 ng/mg) in <1 week 0 5 10 15 20 25 30 Coronary Distal Kidney Liver Lung Time (Days) N = 753 porcine coronary artery segments Sirolimus Tissue Concentration (ng/mg) SirolimusEFR™️ Formulation provided extended focal release of therapeutic levels of sirolimus through critical healing period (≈30 days)1 Precise dose protected in dose unit Protected Delivery/No Drug Coating o No drug loss in transit o No time limits on delivery o No drug coating particulates Inflated to deliver dose through micropores 17 | Corporate Presentation Q2 2023 1Granada et al. EuroIntervention 2016;12:740-747

Compelling SABRE Trial Results in Coronary ISR Patients 1Verheye et al. JACC Cardiovasc Interv 2017 Oct 23;10(20):2029-2037. DOI: 10.1016/j.jcin.2017.06.021. 2Granada 3-Year Clinical Results TCT 2018. 3-Year SABRE Trial Clinical Report on file. Definitions: Target lesion failure (TLF), late lumen loss (LLL), target lesion revascularization (TLR) and Myocardial Infarction (MI). Demonstrated Preliminary Safety Data with Low Safety Event Rates Out to 3 Years2 Preliminary Efficacy Results Showed Low 0.12mm Late Loss Virtue® SAB preliminarily demonstrated encouraging safety and efficacy results in patients with coronary in-stent restenosis (ISR) in prospective, multi-center SABRE Trial1 0.12mm LLL at 6-months 2.8% Target Lesion Failure at 1 year 0% New TLR between 1 to 3 years 5.6% 2.8% 2.8% 2.8% 0% 0% 0% 0% 0% 0% 0% 2.8% Cardiac Death TV-MI TLR TLF Event Rates (%) 30 days 1-year 3-years Per Protocol4 n 36 Reference Vessel Dianeter (RVD) mm1 2.52 ± 0.32 Minimum Lumen Diameter (MLD) mm 1.96 ± 0.32 % Diameter Stenosis 22.3 ± 9.4 Change in % Diameter Stenosis 5.2 ± 11.4 Late Lumen Loss (LLL) mm2 0.12 ± 0.33 Binary Restenosis3 2.8% 1RVD reported using Internormal values; 2Trial primary performance endpoint; 3Trial secondary performance endpoint (binary restenosis = >50% lumen diameter stenosis). 4Data is based on per protocol population criteria revised to be consistent with proposed Virtue ISR-US pivotal study population. 18 | Corporate Presentation Q2 2023

Virtue® SAB Coronary ISR US Pivotal Trial Statistical Assumption 90% powered for superiority Virtue SAB TLF ≤ 19% vs. PBA TLF ≥ 30% Success Considerations Virtue SAB: 2.8% TLF at 12 months in SABRE trial per protocol population PBA: 33-46% TLF at 12 months in coronary ISR published studies Study Objective Provide additional clinical data in support of use in double-layer Coronary ISR without confounding TLF performance results in single-layer Coronary ISR R Key Inclusion RVD 2.5 to 4.0 mm, <30% DS (vs. RVD 2.5 to 3.5, <40% DS SABRE1 Trial) Randomized Study Arm to Support Regulatory Approval: Single-Layer Coronary ISR Non-Randomized Study Arm: Double-Layer Coronary ISR Primary Endpoint 12 Month Primary Endpoint 12-18 Months Enrollment Key Inclusion RVD 2.5 to 4.0 mm, <30% DS (vs. RVD 2.5 to 3.5, <40% DS SABRE1 Trial) 1Verheye S. JACC Cardiovasc Interv. 2017; 10: 2029-37. Definitions: Coronary In-stent Restenosis (ISR), Diameter Stenosis (DS), Plain Balloon Angioplasty (PBA). Revised per protocol analysis set meets the criteria of the proposed In-Stent Restenosis IDE study population. Double-blind, multi-center, prospective, randomized controlled study in patients with single-layer coronary ISR Prospective, single-arm, controlled study in patients with double-layer coronary ISR Virtue® SAB N=100 Target Lesion Failure (CD, TV-MI and TLR) at 12 months Virtue® SAB N=200 PBA N=100 Primary Endpoint Target Lesion Failure (CD, TV-MI and TLR) at 12 months 19 | Corporate Presentation Q2 2023

2023 - Anticipated Milestones BackBeat CNT HTN + Pacemaker 1 st Pt. Enrollment Planned Regulatory Milestones Planned Clinical Milestones BackBeat CNT HTN + Pacemaker FDA IDE Approval Virtue SAB Virtue-ISR US FDA IDE Approval Japan PMDA CTN Coronary ISR Approval1 Japan PMDA CTN Coronary SV Approval1 1Timing estimated and subject to Terumo execution since Terumo controls development of Virtue SAB for SV indication and for ISR in Japan Virtue SAB Virtue-ISR US 1st Pt. Enrollment CNT-HF and SirolimusEFR Program Updates 20 | Corporate Presentation Q2 2023

Bringing Medical Innovations to Life Through Partnerships Two Programs Targeting Large Markets Supported by Promising Trial Data Entering Pivotal Trials Strong Balance Sheet & Committed Strategic & Financial Investors Partnership-Enabled Business Model & Accomplished Leadership Team Designed to accelerate innovation to patients, enable pipeline expansion and drive strong partner and shareholder value Highly experienced team with proven track record of innovation and execution Virtue® SAB BackBeat CNT™️ ∼$3 billion annual market 3-year pilot study results show potential safety & efficacy Partnered with >$10 billion annual market Randomized, controlled study shows efficacy potential Collaboration with 21 | Corporate Presentation Q2 2023